Exhibit 10.19

THIRD AMENDMENT TO

SECOND AMENDED AND RESTATED LOAN AGREEMENT

THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT, dated as of the 28th day of January, 2004 (this “Amendment”), is made by and among AMERICAN TOWER, L.P., a Delaware limited partnership (“AT LP”), AMERICAN TOWERS, INC., a Delaware corporation (“AT Inc.”), AMERICAN TOWER, LLC, a Delaware limited liability company (“AT LLC”) and AMERICAN TOWER INTERNATIONAL, INC., a Delaware corporation (collectively, with AT LP, AT Inc., and AT LLC, the “Borrowers”), THE FINANCIAL INSTITUTIONS SIGNATORIES HERETO and TORONTO DOMINION (TEXAS), INC., as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders (as defined therein), the Issuing Bank (as defined therein) and the Administrative Agent are all parties to that certain Second Amended and Restated Loan Agreement dated as of February 21, 2003, as amended by that certain Consent and First Amendment thereto dated as of July 18, 2003 and that certain Second Amendment thereto dated as of November 18, 2003 (as hereafter amended, modified, restated and supplemented from time to time, the “Loan Agreement”); and

WHEREAS, the Borrowers have requested amendments to certain provisions of the Loan Agreement, and, subject to the terms and conditions set forth herein, the Lenders are willing to amend certain provisions of the Loan Agreement as more specifically set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that all capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Loan Agreement, and further hereby agree as follows:

1. Amendments to Loan Agreement.

(a) Amendments to Article 7.

(i) Amendments to Section 7.6.

(A) Section 7.6(f) of the Loan Agreement, Investments and Acquisitions, is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

“(f) all Investments made by the Borrowers and their Subsidiaries in the Verestar Entities on or prior to August 29, 2003; and”

(B) Section 7.6 of the Loan Agreement, Investments and Acquisitions, is hereby amended by inserting the following new Section 7.6(g) after Section 7.6(f):

“(g) subject to Section 7.1(e) hereof, make any loan or advance to, or otherwise acquire evidence of Indebtedness, capital stock or other securities or other assets or property of, any Borrower or Restricted Subsidiary.”

(ii) Amendment to Section 7.7. Section 7.7 of the Loan Agreement, Restricted Payments, is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

“Section 7.7 Restricted Payments. The Borrowers shall not, and shall not permit any of the Restricted Subsidiaries to, directly or indirectly declare or make any Restricted Payment; provided, however, that so long as no Default or Event of Default hereunder then exists or would be caused thereby, the Borrowers may make, (a) subject to Section 2.7(b)(iv) hereof, cash distributions in an aggregate amount for all Borrowers not to exceed fifty percent (50%) of Excess Cash Flow for the immediately preceding calendar year (less (1) any portion of such Excess Cash Flow used in accordance with Section 7.16 hereof to prepay the 2003 Senior Subordinated Discount Notes and the November 2003 Senior Subordinated Notes and (2) the amount by which the aggregate amount of all Excess Cash Flow Prepayments made during such preceding calendar year exceed fifty percent (50%) of such Excess Cash Flow), on or after April 15th of each calendar year commencing on April 15, 2005; (b) distributions to the Parent to make scheduled principal and interest payments on the Convertible Notes and the Senior Notes due 2009 and any refinancings thereof that would not cause a Default under Section 8.1(p) hereof; (c) on or prior to June 30, 2004, distributions to the Parent to pay, repurchase, redeem or otherwise retire all or any portion of the Parent’s 2.25% Convertible Notes due 2009; provided that (i) the amount of any such distributions shall be no greater than the face amount of the Parent’s 2.25% Convertible Notes due 2009 plus accrued interest thereon and (ii) such distributions may only be made to the extent that funds are available therefor in the Proceeds Account; (d) on or prior to June 30, 2004, distributions to the Parent to enable the Parent to pay, repurchase, redeem or otherwise retire all or any portion of the Convertible Notes (other than the Parent’s 2.25% Convertible Notes due 2009) and the Senior Notes due 2009; provided that any payment, repurchase, redemption or other retirement of the Convertible Notes (other than the Parent’s 2.25% Convertible Notes due 2009) and the Senior Notes due 2009 shall be at a price no greater than 103% of the face amount thereof plus accrued interest thereon; provided further that any distributions made pursuant to this Section 7.7(d) (x) shall not exceed $217,000,000.00 minus any Restricted Payments made pursuant to Section 7.7(c) hereof and this Section 7.7(d), and (y) may only be made to the extent that funds are available therefor in the Proceeds Account; and (e) distributions to the Parent to make scheduled principal and interest payments on the Indebtedness permitted under Sections 8.1(p)(viii) and (ix) hereof.”

(b) Amendments to Article 8.

(i) Amendment to Section 8.1(p). Section 8.1(p) of the Loan Agreement, Events of Default, is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

“(p) the Parent shall incur or permit to remain outstanding any Indebtedness for Money Borrowed other than (i) the Convertible Notes, (ii) the Senior Notes due 2009, (iii) [intentionally omitted], (iv) that certain Guaranty Agreement dated as of February 10, 2000 made by the Parent in favor of TV Azteca and Television Azteca, S.A. de C.V., a sociedad anonima de capital variable organized under the laws of Mexico, (v) that certain Guaranty dated November 30, 1999 made by the Parent in favor of ICG Holdings, (vi) that certain guaranty made by the Parent of the Indebtedness under the 2003 Senior Subordinated Discount Notes, (vii) any guaranty by the Parent of the Obligations, (viii) Indebtedness under any refinancing of the 2003 Senior Subordinated Discount Notes or the November 2003 Senior Subordinated Notes (so long as such refinancing is in an amount not exceeding the accreted value or principal amount, as applicable, of the Indebtedness being refinanced (plus the amount of any premiums required by the terms of such Indebtedness) and the terms thereof are no less favorable in any material respect to the Lenders than the Indebtedness being refinanced (although such refinanced Indebtedness may require cash payments of interest; provided, however, that any Restricted Payments necessary to make payments on such Indebtedness shall be subject to Section 7.7 hereof), (ix) (A) subject to compliance with Section 2.7(b)(v)(B) hereof, additional Indebtedness; provided that (1) such Indebtedness shall have terms no less favorable in any material respect to the Lenders than the Indebtedness described in clause (ii) hereof, (2) except to the extent applied pursuant to Section 2.7(b)(v)(B) hereof or promptly used to refinance Indebtedness of the Parent, the net proceeds of such Indebtedness shall be held in a blocked account on which the Administrative Agent shall have a Lien for the benefit of the Lenders and shall be used solely to refinance Indebtedness of the Parent (including, with respect to any Indebtedness issued to refinance the Convertible Notes or the Senior Notes due 2009, any premiums that would be required to be paid as set forth in the indentures for such Indebtedness being refinanced) or the Loans, and (3) any portion of the net proceeds of such Indebtedness which is in the blocked account on the earlier of (i) the date set forth in a notice delivered by the Borrowers to the Administrative Agent within five (5) Business Days after the date of the incurrence of such Indebtedness (which date in no event shall extend beyond the sixtieth (60th) day following the incurrence of such Indebtedness) and (ii) the occurrence of a Trigger Event shall be paid to the Administrative Agent and applied to the Loans as required by Section 2.7(b)(v)(B) hereof (and shall be treated as an equity contribution to the Borrowers), and (B) any refinancing of the foregoing the net cash proceeds of which do not exceed the outstanding principal amount of the Indebtedness being refinanced on the date of such refinancing and otherwise having terms no less favorable in any material respect to the Lenders than the Indebtedness described in clause (ii) hereof, and (x) that certain guaranty made by the Parent of the Indebtedness under the November 2003 Senior Subordinated Notes;”

(ii) Amendment to Section 8.1(q). Section 8.1(q) of the Loan Agreement, Events of Default, is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

“(q) the Parent shall issue or sell any Capital Stock, the net cash proceeds, if any, of which are not contributed as equity to the Borrowers, other than Capital Stock (i) issued in connection with an Acquisition permitted hereunder; (ii) the net proceeds of which are in an amount not exceeding $2,000,000 in the aggregate after January 6, 2000 and result from the sale of securities in connection with any employee stock option plan of the Parent or any of its Subsidiaries; and (iii) the net cash proceeds of which are deposited into and held in an account on which the Administrative Agent shall have a lien for the benefit of the Lenders until the use of all or any portion thereof from time to time by the Parent for any corporate purpose;”

(iii) Amendment to Section 8.1(r). Section 8.1(r) of the Loan Agreement, Events of Default, is hereby amended by deleting the “; or” at the end of such section and substituting in lieu thereof “.”.

(iv) Amendment to Section 8.1(s). Section 8.1(s) of the Loan Agreement, Events of Default, is deleted in its entirety.

(c) Amendment to Section 11.20. Section 11.20 of the Loan Agreement, Verestar Entities, is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

“Section 11.20 Verestar Entities. The Borrowers hereby acknowledge and agree that any net cash proceeds received by the Parent or any Borrower from any Verestar Entity (whether in connection with the bankruptcy proceeding of Verestar or otherwise) in respect of its investment therein or any loans thereto shall be paid to the Administrative Agent and shall be applied to the Loans then outstanding on a pro rata basis. Accrued interest on the principal amount of the Loans being repaid pursuant to this Section 11.20 to the date of such repayment will be paid by the Borrowers concurrently with such principal repayment. All repayments under this Section 11.20 of each of the Term Loan A Loans and Term Loan B Loans shall be applied to the repayments for such Loan in Section 2.7(b)(i) hereof and with respect to any Incremental Facility which is a term loan, to the repayments for such Incremental Facility Loans as set forth in the applicable Notice of Incremental Facility Commitment, in each case in inverse order of maturity. The Revolving Loan Commitments and any Incremental Facility Commitments with respect to any Incremental Facility which is a revolving credit facility shall be automatically and permanently reduced by an amount equal to the repayment of the Revolving Loans or Incremental Facility Loans which are revolving loans, as applicable, made pursuant to this Section 11.20; provided, however, that if there are no Loans outstanding, or if the repayment amount exceeds the Loans then outstanding the Revolving Loan Commitments and any Incremental Facility Commitments, as applicable, shall be reduced on a pro rata basis by an aggregate amount equal to such repayment amount, or the excess of such repayment amount over the Loans (which reduction shall be in addition to any reduction set forth in the first part of this sentence), as applicable, regardless of any repayment of the Revolving Loans. Reductions under this Section 11.20 to the Revolving Loan Commitments shall be applied to the reductions set forth in Section 2.5(a) hereof in inverse order of reductions set forth therein and reductions with respect to any Incremental Facility Commitments under this Section 11.20, if applicable, shall be applied to the reductions set forth in the applicable Notice of Incremental Facility in inverse order of reductions set forth therein.”

2. No Other Amendments. Except for the amendments set forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect. No amendment, waiver or consent by the Administrative Agent, the Issuing Bank or the Lenders under the Loan Agreement or any other Loan Document is granted or intended except as expressly set forth herein, and the Administrative Agent, the Issuing Bank and the Lenders expressly reserve the right to require strict compliance in all other respects (whether or not in connection with any Requests for Advance). Except as set forth herein, the amendments agreed to herein shall not constitute a modification of the Loan Agreement or any of the other Loan Documents, or a course of dealing with the Administrative Agent, the Issuing Bank and the Lenders at variance with the Loan Agreement or any of the other Loan Documents, such as to require further notice by the Administrative Agent, the Issuing Bank, the Lenders or the Majority Lenders to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future. In accordance with the foregoing, the Loan Documents shall be deemed to be amended solely to the extent necessary to give effect to the amendments set forth herein.

3. Conditions Precedent. The effectiveness of this Amendment is subject to:

(a) receipt by the Administrative Agent of duly executed signature pages evidencing the consent of the Majority Lenders (after giving effect to the consent separately provided of the Lenders with Incremental Facility Commitments party to the Notice of Incremental Facility referenced below) to the amendments set forth herein;

(b) the closing of the Incremental Facility set forth in that certain Notice of Incremental Facility Commitment dated as of January 28, 2004; and

(c) the representations and warranties contained in Article 4 of the Loan Agreement and contained in the other Loan Documents remaining true and correct in all material respects as of the date hereof, both before and after giving effect to this Amendment, except to the extent previously fulfilled in accordance with the terms of the Loan Agreement or such other Loan Document, as applicable, or to the extent relating specifically to the earlier date. No Default or Event of Default now exists or will be caused hereby.

4. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

6. Severability. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

7. Guarantor Acknowledgment.

(a) Each of ATC GP, Inc., ATC LP, Inc., ATS/PCS, LLC, New Loma Communications, Inc., ATC Tower Services, Inc., UniSite, LLC, American Tower Delaware Corporation, American Tower Management, LLC, ATC Midwest, LLC, Telecom Towers, L.L.C., Shreveport Tower Company, ATC South LLC, MHB Tower Rentals of America, LLC, ATC International Holding Corp., Kline Iron & Steel Co., Inc., Carolina Towers, Inc., ATC Mexico Holding Corp., ATC MexHold, Inc., ATC South America Holding Corp., American Tower Corporation de Mexico S. de R.L. de C.V., MATC Celular S. de R.L. de C.V., MATC Digital S. de R.L. de C.V., MATC Servicios, S. de R.L. de C.V. and Towers of America, L.L.L.P. are collectively referred to herein as the “Guarantors,” and the Guaranties executed by the Guarantors are collectively referred to herein as the “Guaranties.”

(b) Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Loan Agreement and this Amendment. Each Guarantor hereby confirms that the Guaranty to which it is a party or otherwise bound will continue to guarantee, as the case may be, to the fullest extent possible in accordance with such Guaranty the payment and performance of all “Guarantied Obligations” under each of the Guaranties, as the case may be (in each case as such term is defined in the applicable Guaranty), including without limitation the payment and performance of all Obligations of the Borrowers now or hereafter existing under or in respect of the Loan Agreement and the Notes defined therein.

(c) Each Guarantor acknowledges and agrees that any of the other Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Loan Agreement, this Amendment and any other Loan Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

(d) Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Loan Agreement or any other Loan Document to consent to the amendments of the Loan Agreement effected pursuant to this Amendment and (ii) nothing in the Loan Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Loan Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed by their duly authorized officers, all as of the day and year first above written.

BORROWERS:	AMERICAN TOWER, L.P., a Delaware limited partnership

	By:	ATC GP INC., its General Partner

	By:	/s/ Bradley E. Singer

		Name:	Bradley E. Singer
		Title:	Chief Financial Officer & Treasurer

AMERICAN TOWERS, INC., a Delaware corporation

By:	/s/ Bradley E. Singer

	Name:	Bradley E. Singer
	Title:	Chief Financial Officer & Treasurer

AMERICAN TOWER INTERNATIONAL, INC., a Delaware corporation

By:	/s/ Bradley E. Singer

	Name:	Bradley E. Singer
	Title:	Treasurer

AMERICAN TOWER, LLC, a Delaware limited liability company

By:	/s/ Bradley E. Singer

	Name:	Bradley E. Singer
	Title:	Chief Financial Officer & Treasurer

AMERICAN TOWERS, INC.

THIRD AMENDMENT

Signature Page

GUARANTORS:	ATC GP, INC.

	By:	/s/ Bradley E. Singer

		Name:	Bradley E. Singer
		Title:	Chief Financial Officer & Treasurer

ATC LP, INC.

By:	/s/ Bradley E. Singer

	Name:	Bradley E. Singer
	Title:	Chief Financial Officer & Treasurer

ATS/PCS, LLC

By:	AMERICAN TOWER, L.P., its general partner and its sole member (as applicable)
By:	ATC GP, INC., its general partner

By:	/s/ Bradley E. Singer

	Name:	Bradley E. Singer
	Title:	Chief Financial Officer & Treasurer

TOWERS OF AMERICA, L.L.L.P.

By:	AMERICAN TOWER, L.P., its general partner and its sole member (as applicable)
By:	ATC GP, INC., its general partner

By:	/s/ Bradley E. Singer

	Name:	Bradley E. Singer
	Title:	Chief Financial Officer & Treasurer

AMERICAN TOWERS, INC.

THIRD AMENDMENT

Signature Page

NEW LOMA COMMUNICATIONS, INC.

By:	/s/ Bradley E. Singer

	Name:	Bradley E. Singer
	Title:	Chief Financial Officer & Treasurer

ATC TOWER SERVICES, INC.

By:	/s/ Bradley E. Singer

	Name:	Bradley E. Singer
	Title:	Chief Financial Officer & Treasurer

UNISITE, LLC

By:	AMERICAN TOWERS, INC., its sole member and manager

By:	/s/ Bradley E. Singer

	Name:	Bradley E. Singer
	Title:	Chief Financial Officer & Treasurer

AMERICAN TOWER DELAWARE CORPORATION

By:	/s/ Bradley E. Singer

	Name:	Bradley E. Singer
	Title:	Chief Financial Officer & Treasurer

AMERICAN TOWER DELAWARE CORPORATION

By:	/s/ Bradley E. Singer

	Name:	Bradley E. Singer
	Title:	Chief Financial Officer & Treasurer

AMERICAN TOWERS, INC.

THIRD AMENDMENT

Signature Page

AMERICAN TOWER MANAGEMENT, LLC

By:	AMERICAN TOWERS, INC., its sole member and manager

By:	/s/ Bradley E. Singer

	Name:	Bradley E. Singer
	Title:	Chief Financial Officer & Treasurer

ATC MIDWEST, LLC

By:	AMERICAN TOWER MANAGEMENT, INC., its sole member and manager

By:	/s/ Bradley E. Singer

	Name:	Bradley E. Singer
	Title:	Chief Financial Officer & Treasurer

TELECOM TOWERS, L.L.C.

By:	AMERICAN TOWERS, INC., its sole member and manager

By:	/s/ Bradley E. Singer

	Name:	Bradley E. Singer
	Title:	Chief Financial Officer & Treasurer

SHREVEPORT TOWER COMPANY

By:	TELECOM TOWERS, L.L.C. and ATC SOUTH, LLC, its general partners

By:	AMERICAN TOWERS, INC., their sole member and manager

By:	/s/ Bradley E. Singer

	Name:	Bradley E. Singer
	Title:	Chief Financial Officer & Treasurer

AMERICAN TOWERS, INC.

THIRD AMENDMENT

Signature Page

ATC SOUTH LLC

By:	AMERICAN TOWERS, INC., its sole member and manager

By:	/s/ Bradley E. Singer

Name: Bradley E. Singer
Title: Chief Financial Officer & Treasurer

MHB TOWER RENTALS OF AMERICA, LLC

By:	ATC SOUTH, LLC, its sole member

By:	AMERICAN TOWERS, INC., its sole member and manager

By:	/s/ Bradley E. Singer

Name: Bradley E. Singer
Title: Chief Financial Officer & Treasurer

ATC INTERNATIONAL HOLDING CORP.

By:	/s/ Bradley E. Singer

Name: Bradley E. Singer
Title: Chief Financial Officer & Treasurer

KLINE IRON & STEEL CO., INC.

By:	/s/ Bradley E. Singer

Name: William H. Hess
Title: Assistant Secretary

CAROLINA TOWERS, INC.

By:	/s/ Bradley E. Singer

Name: William H. Hess
Title: Assistant Secretary

AMERICAN TOWERS, INC.

THIRD AMENDMENT

Signature Page

ATC MEXICO HOLDING CORP.

By:	/s/ Bradley E. Singer

Name: William H. Hess
Title: Chief Financial Officer

ATC MEXHOLD, INC.

By:	/s/ Bradley E. Singer

Name: William H. Hess
Title: Chief Financial Officer

ATC SOUTH AMERICA HOLDING CORP.

By:	/s/ Bradley E. Singer

Name: William H. Hess
Title: Chief Financial Officer

AMERICAN TOWER COPORATION de MEXICO S. de R. L. de C.V.

By:	/s/ Bradley E. Singer

Name: William H. Hess
Title: Attorney-In-Fact

MATC CELULAR S. de R. L. de C.V.

By:	/s/ Bradley E. Singer

Name: William H. Hess
Title: Attorney-In-Fact

MATC DIGITAL S. de R. L. de C.V.

By:	/s/ Bradley E. Singer

Name: William H. Hess
Title: Attorney-In-Fact

AMERICAN TOWERS, INC.

THIRD AMENDMENT

Signature Page

MATC SERVICIOS, S. de R.L.de C.V.

By:	/s/ Bradley E. Singer

Name: William H. Hess
Title: Attorney-In-Fact

AMERICAN TOWERS, INC.

THIRD AMENDMENT

Signature Page

ADMINISTRATIVE AGENT AND LENDERS:	TORONTO DOMINION (TEXAS), INC., as Administrative Agent and as a Lender

	By:	/s/ Jim Bridwell

Name: Jim Bridwell Title: Vice President

APEX (TRIMARAN) CDO I, LTD., as a Lender By: Trimaran Advisors, L.L.C.

By:	/s/ David M. Millison

Name: David M. Millison Title: Managing Director

AMERICAN TOWERS, INC.

THIRD AMENDMENT

Signature Page

ARCHIMEDES FUNDING, III, LTD., as a Lender

By:	ING Capital Advisors LLC, as Collateral Manager

By:	/s/ Gordon R. Cook

Name: Gordon R. Cook
Title: Managing Director

ARCHIMEDES FUNDING, IV, LTD., as a Lender

By:	ING Capital Advisors LLC, as Collateral Manager

By:	/s/ Gordon R. Cook

Name: Gordon R. Cook
Title: Managing Director

ING-ORYX CLO, LTD., as a Lender

By:	ING Capital Advisors LLC, as Collateral Manager

By:	/s/ Gordon R. Cook

Name: Gordon R. Cook
Title: Managing Director

NEWMEAN CLO, LTD., as a Lender

By:	ING Capital Advisors LLC, as Investment Manager

By:	/s/ Gordon R. Cook

Name: Gordon R. Cook
Title: Managing Director

AMERICAN TOWERS, INC.

THIRD AMENDMENT

Signature Page

ARES III CLO Ltd., as a Lender

By:	ARES CLO Management LLC

By:	/s/ Jeff Moore

Name: Jeff Moore
Title: Vice President

BANC OF AMERICA, STRATEGIC SOLUTIONS INC., as, a Lender

By:	/s/ Patrick Honey

Name: Patrick Honey
Title: Vice President

BANK OF MONTRÉAL, as a Lender

By:	/s/ Sarah Kim

Name: Sarah Kim
Title: Managing Director

BANKNORTH, N.A., as a Lender

By:	/s/ Nicolas Caussade

Name: Nicolas Caussade
Title: Assistant Vice President

BANK OF SCOTLAND, as a Lender

By:	/s/ Joseph Fratus

Name: Joseph Fratus
Title: First Vice President

AMERICAN TOWERS, INC.

THIRD AMENDMENT

Signature Page

BEAR STEARNS & CO. INC., as a LENDER

By:	/s/ Keith C. Barnish

Name: Keith C. Barnish
Title: Executive Vice President

BEAR STEARNS CORPORATE LENDING INC., as a Lender

By:	/s/ Victor F. Bulzacchelli

Name: Victor F. Bulzacchelli
Title: Authorized Signatory

BEAR STEARNS INVESTMENT PRODUCTS INC., as a Lender

By:	/s/ Keith C. Barnish

Name: Keith C. Barnish
Title: Senior Managing Director

AMERICAN TOWERS, INC.

THIRD AMENDMENT

Signature Page

CERES II FINANCE LTD., as a Lender
By:	Patriarch Partners IX, LLC, its Managing Agent

By:	/s/ Lynn Tilton

Name: Lynn Tilton
Title: Manager

CITADEL HILL 2000 LTD., as a Lender

By:	/s/ Nick Karsiotis

Name: Nick Karsiotis
Title: Authorized Signatory

CITIZENS BANK OF MASSACHUSETTS, as a Lender

By:	/s/ Daniel G. Eastman

Name: Daniel G. Eastman
Title: Senior Vice President

CLYDESDALE CLO 2003, LTD., as a Lender

By:

Name:

Title:

AMERICAN TOWERS, INC.

THIRD AMENDMENT

Signature Page

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, as a Lender

By:	/s/ Michael R. Phelan

Name: Michael R. Phelan
Title: Executive Director

By:	/s/ Brett Delfino

Name: Brett Delfino
Title: Executive Director

CREDIT LYONNAIS NEW YORK BRANCH, as a Lender

By:	/s/ Stephane Ducroizet

Name: Stephane Ducroizet
Title: Vice President

CREDIT SUISSE FIRST BOSTON, as a Lender, acting through its Cayman Island Branch

By:	/s/ Sovonna Day-Goins

Name: Sovonna Day-Goins
Title: Director

By:	/s/ Jennifer A. Pieza

Name: Jennifer A. Pieza
Title: Associate

AMERICAN TOWERS, INC.

THIRD AMENDMENT

Signature Page

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Anca Trifan

	Name:	Anca Trifan
	Title:	Director

ELC (CAYMAN) LTD., as a Lender
By:	David L. Babson & Company Inc., as Collateral Manager

By:	/s/ David P. Wells

	Name:	David P. Wells
	Title:	Managing Director

ELC (CAYMAN) LTD. 1999-II, as a Lender
By: David L. Babson & Company Inc., as Collateral Manager

By:

Name:

Title:

FIDELITY ADVISOR SERIES II, FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND, as a Lender

By:	/s/ John H. Costello

	Name:	John H. Costello
	Title:	Assistant Treasurer

FLEET NATIONAL BANK, as a Lender

By:	/s/ Brad Rousseau

	Name:	Brad Rousseau
	Title:	Vice President

AMERICAN TOWERS, INC.

THIRD AMENDMENT

Signature Page

GALAXY CLO 1999-1, LTD.
By: AIG Global Investment Corp., As Collateral Manager, as a Lender

By:	/s/ Julie Bothamley

	Name:	Julie Bothamley
	Title:	Vice President

GALAXY CLO 2003-1, LTD.
By: AIG Global Investment Corp., As Investment Advisor, as a Lender

By:

Name:

Title:

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ Bhupesh Gupta

	Name:	Bhupesh Gupta
	Title:	Duly Authorized Signatory

ING PRIME RATE TRUST, as a Lender
By:	Aeltus Investment Management, Inc., as its investment manager

By:	/s/ Jeffrey A. Bakalar

	Name:	Jeffrey A. Bakalar
	Title:	Senior Vice President

ING SENIOR INCOME FUND, as a Lender
By:	Aeltus Investment Management, Inc., as its investment manager

By:	/s/ Jeffrey A. Bakalar

	Name:	Jeffrey A. Bakalar
	Title:	Senior Vice President

AMERICAN TOWERS, INC.

THIRD AMENDMENT

Signature Page

INDOSUEZ CAPITAL FUNDING IIA, as a Lender
By:	Indosuez Capital as Portfolio Advisor

By:	/s/ Charles Kobayashi

	Name:	Charles Kobayashi
	Title:	Principal and Portfolio Manager

JPMORGAN CHASE BANK, as a Lender

By:	/s/ James L. Stone

	Name:	James L. Stone
	Title:	Managing Director

KEY CORPORATE CAPITAL INC., as a Lender

By:	/s/ Laura E. Thozeski

	Name:	Laura E. Thozeski
	Title:	Assistant Vice President

AMERICAN TOWERS, INC.

THIRD AMENDMENT

Signature Page

KZH CYPRESSTREE-1 LLC, as a Lender

By:	/s/ Hi Hua

	Name:	Hi Hua
	Title:	Authorized Signatory

KZH ING-2 LLC, as a Lender

By:	/s/ Hi Hua

	Name:	Hi Hua
	Title:	Authorized Signatory

KZH STERLING LLC, as a Lender

By:	/s/ Hi Hua

	Name:	Hi Hua
	Title:	Authorized Signatory

AMERICAN TOWERS, INC.

THIRD AMENDMENT

Signature Page

LCM I LIMITED PARTNERSHIP
By: Lyon Capital Management LLC, as Collateral Manager, as a Lender

By:	/s/ Farboud Tavangar

	Name:	Farboud Tavangar
	Title:	Senior Portfolio Manager

LCM II LIMITED PARTNERSHIP, as a Lender
By: Lyon Capital Management LLC, as Attorney-in-Fact, as a Lender

By:

Name:

Title:

LEHMAN COMMERCIAL PAPER, as a Lender

By:	/s/ G. Robert Berzins

	Name:	G. Robert Berzins
	Title:	Vice President

AMERICAN TOWERS, INC.

THIRD AMENDMENT

Signature Page

LOAN FUNDING III LLC, as a Lender
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Mohan V. Phansalkar

	Name:	Mohan V. Phansalkar
	Title:	Executive Vice President

PIMCO FLOATING RATE INCOME, as a Lender
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

By:	/s/ Mohan V. Phansalkar

	Name:	Mohan V. Phansalkar
	Title:	Executive Vice President

MOUNTAIN CAPITAL CLO II, LTD., as a Lender

By:	/s/ Darren P. Riley

	Name:	Darren P. Riley
	Title:	Director

MUIRFIELD TRADING LLC, as a Lender

By:	/s/ Ann E. Morris

	Name:	Ann E. Morris
	Title:	Assistant Vice President

AMERICAN TOWERS, INC.

THIRD AMENDMENT

Signature Page

NATEXIS BANQUES POPULAIRES, as a Lender

By:	/s/ Michael T. Pellerito

	Name:	Michael T. Pellerito
	Title:	Vice President

By:	/s/ Cynthia Sachs

	Name:	Cynthia Sachs
	Title:	Vice President & Group Manager

ROYAL BANK OF CANADA, as a Lender

By:	/s/ John Crawford

	Name:	John Crawford
	Title:	Attorney in Fact

TEXTRON FINANCIAL CORPORATION, as a Lender

By:	/s/ Matthew J. Colgan

	Name:	Matthew J. Colgan
	Title:	Vice President

AMERICAN TOWERS, INC.

THIRD AMENDMENT

Signature Page

THE BANK OF NEW YORK, as a Lender

By:	/s/ Steven J. Correll

	Name:	Steven J. Correll
	Title:	Vice President

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ P.A. (Paul) Weissenberger

	Name:	P.A. (Paul) Weissenberger
	Title:	Director, Authorized Signatory

THE CIT GROUP/EQUIPMENT FINANCING, INC., as a Lender

By:	/s/ Michael Monahan

	Name:	Michael Monahan
	Title:	Vice President

AMERICAN TOWERS, INC.

THIRD AMENDMENT

Signature Page

TRUMBULL THC, LTD., as a Lender

By:	/s/ Stacey L. Malek

	Name:	Stacey L. Malek
	Title:	Attorney in Fact

UNION BANK OF CALIFORNIA, N.A., as a Lender

By:	/s/ Peter C. Connoy

	Name:	Peter C. Connoy
	Title:	Senior Vice President

VENTURE III CDO, as a Lender

By:	/s/ Michael G. Regan

	Name:	Michael G. Regan
	Title:	Director

AMERICAN TOWERS, INC.

THIRD AMENDMENT

SIGNATURE PAGE